UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 12, 2010

INTERNATIONAL RECTIFIER CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-7935	95-1528961
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 N. Sepulveda Blvd., El Segundo, California 90245

(Address of Principal Executive Offices) (Zip Code)

(310) 726-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07               Submission of Matters to a Vote of Security Holders.

International Rectifier Corporation, a Delaware corporation (the “Company”), held its 2010 annual meeting of stockholders (the “Annual Meeting”) on November 12, 2010.  The final results for each of the matters submitted to a vote of security holders at the Annual Meeting are as follows:

Proposal 1             Election of Directors.

The following nominees for election as Class B directors to hold office for a term ending at the 2012 annual meeting of stockholders received the number of votes set forth opposite their respective names:

	For	Withheld	Broker Non-Votes
Mary B. Cranston	57,194,284	941,308	6,082,786

Thomas A. Lacey	57,987,026	148,566	6,082,786

Both of the nominees listed above were elected to serve as Class B directors on the Company’s Board of Directors (“Board”).  In addition, the terms of office of the following directors continued after the Annual Meeting: Robert S. Attiyeh, Richard J. Dahl, Dr. Dwight W. Decker, Oleg Khaykin, Dr. James D. Plummer, Barbara L. Rambo and Dr. Rochus E. Vogt.   Effective upon the commencement of the Annual Meeting, the size of the Board decreased from ten (10) to nine (9) pursuant to Section 2(a) of Article III of the Company’s Amended and Restated Bylaws and as previously reported by the Company on Form 8-K filed on August 24, 2010.

Proposal 2                                      Ratification of appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s 2011 fiscal year.

The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2011 received the following votes:

For	Against	Abstentions	Broker Non-Votes
61,446,867	2,710,926	60,585	N/A

The appointment of Ernst & Young LLP was ratified.

Item 7.01.  Regulation FD Disclosure.

On November 12, 2010, the Company issued a press release announcing the results of the Annual Meeting.  A copy of that press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, will not be treated as filed for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section. This information will not be incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this report. The furnishing of the information in this Item 7.01 of this report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information in this Item 7.01 is material investor information that is not otherwise publicly available.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press release of International Rectifier Corporation dated November 12, 2010 announcing results of the 2010 annual meeting of stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 12, 2010	INTERNATIONAL RECTIFIER CORPORATION

	By:	/s/ Timothy E. Bixler
		Name:	Timothy E. Bixler
		Title:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release of International Rectifier Corporation dated November 12, 2010 announcing results of the 2010 annual meeting of stockholders.